                                                                    EXHIBIT 99.2

                       TENTH AMENDMENT TO CREDIT AGREEMENT

         THIS TENTH AMENDMENT TO CREDIT AGREEMENT dated as of April 2, 2002 (this "Amendment"), by and among BIRMINGHAM STEEL CORPORATION (the "Borrower"), each of the financial institutions party hereto, and BANK OF AMERICA, N.A., successor to NationsBank, N.A. (South), as Agent (the "Agent").

         WHEREAS, the Borrower, the Lenders, the Swingline Lender and the Agent have entered into that certain Credit Agreement dated as of March 17, 1997 (as amended through the date hereof and as may be further amended from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower, the Agent, the Lenders and the Swingline Lender desire to amend the Credit Agreement upon the terms and conditions set forth herein to extend the Termination Date to May 15, 2002, in order to provide time for the Borrower, in conjunction with its agent, CIBC World Markets Corp. ("CIBC"), to complete the process of seeking acquisition, merger, strategic alliance and restructuring proposals in an effort to determine the best alternatives for the Borrower to satisfy its obligations to the Lenders and its other stakeholders.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto, all of the parties hereto agree as follows:

         Section 1. Amendments to Credit Agreement. Subject to the terms and conditions hereof, including without limitation, satisfaction of the conditions contained in Section 2, the parties hereto agree that the Credit Agreement is amended as follows:

         (a) Section 1.1 of the Credit Agreement is amended by adding or entirely amending the following definitions:

                  "TERMINATION DATE" means May 15, 2002.

         (b) A new Section 6.1(s) is added to the Credit Agreement immediately following Section 6.1(r) thereof, as follows:

         (s) Use of Proceeds. In connection with each requested Loan or Letter of Credit, the Borrower represents and warrants to the Agent and each Lender that the Loan or Letter of Credit, as applicable, being requested is not being requested for a purpose inconsistent with the ongoing business operations of the Borrower.

         (c) A new Section 8.8 is added to the Credit Agreement immediately following Section 8.7 thereof, as follows:

         Section 8.8 Engagement of CIBC; Additional Informational Requirements.

                  (a) The Borrower has engaged CIBC World Markets Corp. ("CIBC") to engage in a process designed to maximize value for all of the Borrower's stakeholders. The Borrower covenants and agrees that it will (i) through CIBC, seek prospective purchasers of the Borrower or its assets and potential merger partners, investors and other strategic partners, and (ii) seek CIBC's advice and assistance in connection with its efforts to restructure its debt. The Borrower has provided to the Lenders information about CIBC's engagement and the process in which CIBC is engaged on behalf of the Borrower. The Borrower covenants and agrees that it will diligently use all reasonable efforts to support CIBC in the endeavor described in this subsection (a) consistent with its duties to the Lenders and other stakeholders.

                  (b) The Borrower covenants and agrees to provide, and to cause CIBC to provide, regular and full reporting to the Lenders with respect to CIBC's activities described in paragraph (a) above on at least a weekly basis, and more frequently upon the occurrence of a material event. Such reporting shall be provided to the Lenders through a subcommittee of the Lenders and certain holders of the notes issued pursuant to the Existing Note Purchase Agreements.

         (d) A new Section 10.1(r) is added to the Credit Agreement immediately following Section 10.1(q) thereof, as follows:

                           (R)      FAILURE TO PURSUE STRATEGIC ALTERNATIVES.
                                    (i) Either the Borrower or CIBC terminates the CIBC engagement described in Section 8.8; (ii) the Borrower, in the judgment of the Requisite Lenders, has restricted the ability of CIBC to pursue strategic alternatives; or (iii) the Borrower, in the judgment of the Requisite Lenders, ceases to pursue strategic alternatives that are acceptable to the Requisite Lenders.

         (e) Exhibit B and Exhibit E to the Credit Agreement are amended to read in the forms attached hereto as Exhibit B and Exhibit E.

         Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

         (a) Copies of fully-executed amendments to (or amendments and restatements of) each of the following agreements evidencing that such agreements have been amended in a manner comparable to the amendments to the Credit Agreement provided for in
                  Section 1 above or otherwise in a manner satisfactory to the
                  Lenders:

                  (i)      the Existing Note Purchase Agreements; and

                  (ii) the applicable Lease Documents (as defined in the Collateral Agency Agreement).

         (b) Fully-executed copies of all corporate or other necessary action taken by the Borrower to authorize the execution, delivery and performance of the this Amendment and the other Loan Documents being delivered in connection herewith, certified by the Secretary or Assistant Secretary of the Borrower.

         (c) Payment of all fees and expenses owing to, and fully funded retainers satisfactory to the Agent with respect to, each of Arthur Andersen L.L.P. and Winstead Sechrest & Minick P.C., together with all other fees and expenses payable by the Borrower to the Agent and the Lenders on or prior to the effectiveness of this Amendment in immediately available funds, including without limitation, all fees and expenses of the Agent's counsel and financial advisors and each Lender's counsel as provided in Section 7 hereof

         (d) Such other documents, agreements and instruments as the Agent may reasonably request.

         Section 3. Representations and Warranties of the Borrower. To induce the Agent, the Lenders and the Swingline Lender to enter into this Amendment, the Borrower represents and warrants to each of them as follows as of the date hereof (and assuming the effectiveness of this Amendment):

         (a)      No Default or Event of Default has occurred and is continuing;

         (b) The representations and warranties made or deemed made by the Borrower and each Restricted Subsidiary in the Loan Documents to which it is a party, are true and correct with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement and except for changes that have been disclosed in filings made by the Borrower with the Securities and Exchange Commission since the time such representations and warranties were made;

         (c) The Borrower and the Restricted Subsidiaries have the right and power, and each has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and all of the other documents, instruments and agreements being executed by the Borrower or any Restricted Subsidiary in connection with any of the foregoing (collectively, the "Amendment Documents") to the extent such Person is a party thereto, and, with respect to the Borrower, to perform the Credit Agreement as amended by this Amendment, in each case in accordance with their respective terms. This Amendment and the other Amendment Documents to which the Borrower or any Restricted Subsidiary is a party have been duly executed and delivered by the duly authorized officers of the Borrower and its Restricted Subsidiaries, as the case may be, and each of this Amendment, such other Amendment Documents and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of the Borrower and each Restricted Subsidiary a party thereto enforceable against such Person in accordance with its respective terms except as may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity; and

         (d) The execution and delivery of this Amendment, such other Amendment Documents, and the performance of each of this Amendment, such other Amendment Documents and the Credit Agreement as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or otherwise;

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any Subsidiary;
                  (ii) conflict with, result in a breach of or constitute a default under the certificate or incorporation or the bylaws of the Borrower or any Restricted Subsidiary, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of its representative properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary except for Liens granted pursuant to, or contemplated by, the Collateral Agency Agreement.

         Section 4. No Third Party Beneficiaries. Except for the Borrower, the Lenders, the Swingline Lender and the Agent, no Person is intended to be a beneficiary of this Amendment and no other Person shall be authorized to rely upon the contents of this Amendment.

         Section 5. Effect. The amendments contained herein shall be deemed to have prospective application only.

         Section 6. Release of Claims.

                  (i) The Borrower, for itself and all of its predecessors, successors and assigns, acknowledges, affirms and represents that immediately prior to giving effect to this Amendment, it is legally, validly and enforceably obligated to each of the Agent, the Lenders and the Swingline Lender under and pursuant to the Credit Agreement and each of the other Loan Documents to which the Borrower is a party (the Credit Agreement, together with such other Loan Document, the "Existing Loan Documents") and that the Borrower has no defense, offset, counterclaim or right of recoupment with regard to such obligations, hereby fully, forever and completely releases and discharges each of the Agent, the Lenders and the Swingline Lender and all of their respective employees, officers, directors, trustees, shareholders, affiliates (including, without limitation, Banc of America Securities LLC), agents, attorneys, representatives, predecessors, successors and assigns (collectively, the "Released Parties"), from any and all claims, demands, liabilities, damages and causes of action (collectively, the "Borrower Claims") of any kind whatsoever, whether based on facts in existence prior to or as of the date of the effectiveness of this Amendment, whether known or unknown, which the Borrower may now have or may have had at any time heretofore or may have at anytime hereafter, whether for contribution or indemnity or otherwise, and whether direct or indirect, fixed or contingent, liquidated or unliquidated, arising out of or related in any way to any of the following: (a) any of the Existing Loan Documents; and (b) any action, inaction or omission by any of the Released Parties. Upon this Amendment becoming effective, the Borrower and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to or arising in connection with any of the Loan Documents.

                           (ii) The agreements of the Borrower set forth in this Section 6 shall survive termination of the Loan Documents.

         Section 7. Expenses. The Borrower agrees to pay or reimburse the Agent and each Lender for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, any of the other Amendment Documents (including due diligence expenses and travel expenses relating to closing), and the consummation of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Agent and counsel to each Lender.

         Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. Telecopies of signatures shall be binding and effective as originals.

         Section 10. Severability. If any provision of this Amendment shall be determined to be invalid, then only such provision shall be invalid and all other provisions of this Amendment shall remain effective and binding.

         Section 11. Defined Terms. Terms not otherwise defined in this Amendment which are defined in the Credit Agreement are used herein with the respective meanings given them in the Credit Agreement.

         Section 12. References to Credit Agreement. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

         Section 13. Transaction Documents. The Lenders direct and authorize the Agent to enter into each Amendment Document to which the Agent (in such capacity) is or is to be come a party.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to Credit Agreement to be executed as of the date first above written.

                                     THE BORROWER:

                                     BIRMINGHAM STEEL CORPORATION



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                     THE AGENT AND THE LENDERS:

                                     BANK OF AMERICA, N.A., successor to
                                      NationsBank, N.A. (South), as Agent, as a
                                      Lender and as Swingline Lender



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                     PNC BANK, NATIONAL ASSOCIATION, as Co-
                                      Agent and as a Lender



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                     THE BANK OF NOVA SCOTIA, as Co-Agent and
                                      as a Lender



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                    [Signatures Continued on Following Page]

             [Signature Page to Tenth Amendment to Credit Agreement dated as of April 2, 2002 with Birmingham Steel Corporation]

                                     THE BANK OF TOKYO - MITSUBISHI, LTD.



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                     ARK II CLO 2001-1, LIMITED



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                     DZ BANK AG DEUTSCHE ZENTRAL
                                      GENOSSENSCHAFTSBANK FRANKFURT
                                      AM MAIN



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                    [Signatures Continued on Following Page]

             [Signature Page to Tenth Amendment to Credit Agreement dated as of April 2, 2002 with Birmingham Steel Corporation]

                                     GENERAL ELECTRIC CAPITAL
                                      CORPORATION



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                     CAPITAL FUNDING VII LLC



                                     By:  Apollo Management V, L.P.,
                                          as its Manager



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                     GOLDMAN SACHS



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                     UBS AG, STAMFORD BRANCH, successor to
                                      Union Bank of Switzerland, New York
                                      Branch



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT B

                           FORM OF NOTICE OF BORROWING

                               ------------, -----

Bank of America, N.A., as Agent
101 North Tryon, Mail Code NC1001-15-13
Charlotte, North Carolina 28255
Attention: _____________________

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of March 17, 1997, as amended (the "Credit Agreement"), by and among Birmingham Steel Corporation (the "Borrower"), the financial institutions initially party thereto and their assignees under Section 12.5.(d) thereof, and Bank of America, N.A., successor to NationsBank, N.A. (South), as Agent (the "Agent"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

                           (a) Pursuant to Section 2.1.(b) of the Credit Agreement, the Borrower hereby requests that the Lenders make Revolving Loans to the Borrower in an aggregate amount equal to $___________________.

                           (b) The Borrower requests that such Revolving Loans be made available to the Borrower on ____________, _____.

                           (c) The Borrower hereby requests that the requested Revolving Loan be of the following
                                    Type:

                  [CHECK ONE BOX ONLY]

                        [ ]         Base Rate Loans

                        [ ] LIBOR Loans, each with an initial Interest Period for a duration of:

                  [CHECK ONE BOX ONLY]        [ ]     one month

                                              [ ]     two months

                                              [ ]     three months

                                              [ ]     six months

                           (d) The proceeds of this borrowing of Revolving Loans will be used for the following purpose, which purpose is not inconsistent with the ongoing business operations of the
                                    Borrower:
                                    ___________________________________________

                                    ___________________________________________

                           (e) The Borrower requests that the proceeds of this borrowing of Revolving Loans be made available to the Borrower by
                                    ____________________________. The Borrower
                                    hereby certifies to the Agent, the Lenders and the Swingline Lender that as of the date hereof and as of the date of the making of the requested Revolving Loans and after giving effect thereto, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower in the Loan Documents to which it is a party, are and shall be true and correct, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

The Borrower further certifies to the Agent and the Lenders that as of the date hereof, the Borrower does not have and, after the receipt of the proceeds of the Revolving Loans requested hereby, the Borrower will not have, Available Cash in excess of $5,000,000.

If notice of the requested borrowing of Revolving Loans was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.1.(b) of the Credit Agreement.

                                     BIRMINGHAM STEEL CORPORATION



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                    EXHIBIT E

                      FORM OF NOTICE OF SWINGLINE BORROWING

                               ------------, -----

Bank of America, N.A.
101 North Tryon, Mail Code NC1001-15-13
Charlotte, North Carolina 28255
Attention:  _________________

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of March 17, 1997, as amended (the "Credit Agreement"), by and among Birmingham Steel Corporation (the "Borrower"), the financial institutions initially party thereto and their assignees under Section 12.5.(d) thereof, and Bank of America, N.A., successor to NationsBank, N.A. (South), as Agent (the "Agent"). Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         1. Pursuant to Section 2.4.(b) of the Credit Agreement, the Borrower hereby requests that the Swingline Lender make a Swingline Loan to the Borrower in an amount equal to $___________________.

                           (f) The Borrower requests that such Swingline Loan be made available to the Borrower on ____________, _____.

                           (g) The proceeds of this Swingline Loan will be used for the following purpose, which purpose is not inconsistent with the ongoing business operations of the Borrower:

                           (h) The Borrower requests that the proceeds of such Swingline Loan be made available to the Borrower by ______________________________.

The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof and as of the date of the making of the requested Swingline Loan and after giving effect thereto, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower in the Loan Documents to which it is a party, are and shall be true and correct, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

The Borrower further certifies to the Agent, the Lenders and the Swingline Lender that as of the date hereof, the Borrower does not have and, after the receipt of the proceeds of the Swingline Loan requested hereby, the Borrower will not have, Available Cash in excess of $5,000,000.

If notice of the requested borrowing of this Swingline Loan was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.4.(b) of the Credit Agreement.

                                     BIRMINGHAM STEEL CORPORATION



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------